UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21888

Oppenheimer Institutional Money Market Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 11/30/2012

Item 1. Reports to Stockholders.

11	30	2012

SEMIANNUAL REPORT

Oppenheimer Institutional Money Market Fund

2	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows over the past six months. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25%, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures during the reporting period as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In June, the Fed extended Operation Twist, a program involving massive purchases of longer term bonds and sales of short-term debt obligations, through the end of 2012. In September, the Fed launched a third round of quantitative easing to buy U.S. government securities from financial institutions in an attempt to spur lending to consumers and businesses. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame.

The Fed’s policies appeared to be gaining a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate,

which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.2% at the end of May to 7.8% at the end of November. The rate of economic growth climbed from an annualized 1.3% rate in the second quarter of 2012 to an estimated 3.1% in the third quarter. Even the long-depressed U.S. housing market posted gains in both sales volumes and prices during the reporting period.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, as many global economists expected new leadership of the Chinese government to adopt more stimulative fiscal policies than their predecessors.

Against this backdrop, U.S. interest rates fell across the board immediately after the Fed announced its third round of quantitative

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	3

easing in September, effectively narrowing yield differences along the market’s maturity spectrum. Interest rates from overseas instruments also fell.

FUND PERFORMANCE

During the period, we emphasized liquidity and safety in the reporting period’s low interest rate environment. We continued to maintain a cautious approach to credit selection, favoring banks in the United States, Canada and Australia, while avoiding some of the European banks that we feel may be affected by the region’s financial crisis. We also found opportunities for incrementally higher yields from commercial paper issued by financially stable corporations, as well as asset-backed commercial paper.

In addition, we increased the Fund’s weighted average maturity toward the longer end of its range in an effort to capture higher yields from longer dated instruments and to prepare the Fund for pressures that typically affect the money markets at year end. Consequently, as of the end of the reporting period, the Fund’s weighted average maturity was modestly longer than industry averages.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. and global economic data, a number of headwinds and risks remain. In the United States, we remain concerned as of this writing about Congress’s ability to address automatic tax hikes and spending cuts scheduled for the beginning of 2013. We also are carefully monitoring U.S. regulatory actions that have the potential to affect money market funds. Overseas, Europe remains in fragile financial condition, and we expect to continue to avoid troubled members of the region’s banking system.

Carol E. Wolf Portfolio Manager

Christopher Proctor Portfolio Manager

4	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Top Holdings and Allocations

PORTFOLIO ALLOCATION

Short-Term Notes/Commercial Paper	50.5%
Certificates of Deposit	28.1
Direct Bank Obligations	14.1
U.S. Government Obligations	4.9
Money Market Fund	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of November 30, 2012, and are based on the total market value of investments.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	5

Performance

CURRENT YIELD
For the 7-Day Period Ended 11/30/12
	With Compounding	Without Compounding
Class E (IOEXX)	0.20%	0.20%
Class L (IOLXX)	0.14%	0.14%
Class P (IOPXX)	0.10%	0.10%

CURRENT YIELD
For the Six-Month Period Ended 11/30/12
	With Compounding	Without Compounding
Class E (IOEXX)	0.19%	0.19%
Class L (IOLXX)	0.12%	0.12%
Class P (IOPXX)	0.09%	0.09%

Compounded yields assume reinvestment of dividends. The seven-day simple yield is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For more current performance data, call us at 1.800.645.2028. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. Taxes may reduce your actual investment returns on income paid by the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

The Fund’s investment strategy, allocations, and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the Fund and may be obtained by calling us at 1.800.645.2028 or visiting our website at oppenheimerfunds.com. Read prospectuses and summary prospectuses carefully before investing.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	7

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended November 30, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Actual	Beginning Account Value June 1, 2012	Ending Account Value November 30, 2012	Expenses Paid During 6 Months Ended November 30, 2012
Class E	$1,000.00	$1,001.00	$0.55
Class L	1,000.00	1,000.60	0.85
Class P	1,000.00	1,000.50	1.05

Hypothetical (5% return before expenses)
Class E	1,000.00	1,024.52	0.56
Class L	1,000.00	1,024.22	0.86
Class P	1,000.00	1,024.02	1.07

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended November 30, 2012 are as follows:

Class	Expense Ratios
Class E	0.11%
Class L	0.17
Class P	0.21

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Distributor. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	9

STATEMENT OF INVESTMENTS    November 30, 2012 / Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—28.0%
Yankee Certificates of Deposit—28.0%
Bank of Montreal, Chicago:
0.19%	12/4/12	12/4/12	$89,000,000	$89,000,000
0.20%	12/7/12	12/7/12	50,000,000	50,000,000
0.21%	12/27/12	12/27/12	75,000,000	75,000,000
0.22%	2/8/13	2/8/13	100,000,000	100,000,000
Bank of Nova Scotia, Houston TX:
0.25%	5/24/13	5/24/13	50,000,000	50,000,000
0.34%	12/10/12	12/10/12	98,000,000	98,000,000
0.34%	12/18/12	12/18/12	50,000,000	50,000,000
0.35%	12/19/12	12/19/12	48,000,000	48,000,000
DnB Bank ASA NY:
0.23%	12/26/12	12/26/12	48,100,000	48,100,000
0.23%	12/14/12	12/14/12	50,000,000	50,000,000
0.23%	2/1/13	2/1/13	55,000,000	55,000,000
0.24%	2/7/13	2/7/13	49,000,000	48,999,538
National Australia Bank, New York, 0.22%	2/6/13	2/6/13	100,000,000	100,000,000
Nordea Bank Finland plc, New York:
0.24%	2/11/13	2/11/13	50,000,000	50,000,000
0.24%	2/14/13	2/14/13	60,000,000	60,000,000
0.24%	2/15/13	2/15/13	75,000,000	75,000,000
Royal Bank of Canada, New York:
0.46%[1]	12/11/12	12/11/12	65,000,000	65,000,000
0.56%[1]	12/1/12	6/7/13	46,500,000	46,500,000
Skandinaviska Enskilda Bank, New York, 0.29%	12/3/12	12/3/12	33,300,000	33,300,166
Sumitomo Trust & Bank NY, 0.16%	12/3/12	12/3/12	60,000,000	60,000,000
Svenska Handelsbanken, New York, 0.28%	12/21/12	12/21/12	25,000,000	25,000,624
Swedbank AB, New York:
0.19%	12/26/12	12/26/12	100,000,000	100,000,000
0.19%	12/28/12	12/28/12	42,000,000	42,000,000
Toronto Dominion Bank, New York:
0.19%	12/27/12	12/27/12	50,000,000	50,000,000
0.19%	1/2/13	1/2/13	55,000,000	55,000,000
0.24%	3/27/13	3/27/13	55,000,000	55,000,000
0.30%	12/27/12	12/27/12	50,000,000	50,000,000
0.30%	2/19/13	2/19/13	50,000,000	50,000,000
0.30%	2/20/13	2/20/13	50,000,000	50,000,000
Total Certificates of Deposit (Cost $1,728,900,328)				1,728,900,328
Direct Bank Obligations—14.1%
Aust & NZ Banking Group:
0.22%[2]	2/19/13	2/19/13	37,646,000	37,627,595
0.22%[2]	2/21/13	2/21/13	100,000,000	99,949,889
Bank of Nova Scotia, New York, 0.23%	1/30/13	1/30/13	58,000,000	57,978,250
Commonwealth Bank of Australia, 0.23%[2]	1/30/13	1/30/13	50,000,000	49,980,833
Deutsche Bank Ag, Grand Cayman, 0.17%	12/3/12	12/3/12	135,000,000	135,000,000

10	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Direct Bank Obligations Continued
National Australia Funding (Delaware), Inc., 0.20%[2]	1/28/13	1/28/13	$50,000,000	$49,983,889
Nordea North America, Inc.:
0.24%	2/8/13	2/8/13	55,000,000	54,975,227
0.25%	3/6/13	3/6/13	55,000,000	54,963,715
Skandinaviska Enskilda BankenAB, 0.27%[2]	2/22/13	2/22/13	75,000,000	74,954,177
Societe Generale North America, Inc.:
0.21%	12/7/12	12/7/12	65,000,000	64,997,725
0.22%	12/5/12	12/5/12	83,500,000	83,497,959
Svenska Handelsbanken, Inc.:
0.24%[2]	1/17/13	1/17/13	50,000,000	49,984,333
0.24%[2]	1/18/13	1/18/13	27,075,000	27,066,336
Swedbank AB, 0.21%	1/22/13	1/22/13	26,000,000	25,992,113
Total Direct Bank Obligations (Cost $866,952,041)				866,952,041
Short-Term Notes/Commercial Paper—50.5%
Capital Markets—2.8%
BNP Paribas Finance, Inc., 0.67%	4/2/13	4/2/13	176,100,000	175,694,187
Diversified Financial Services—4.2%
General Electric Capital Corp.:
0.30%	3/4/13	3/4/13	40,000,000	39,969,000
0.31%	2/19/13	2/19/13	75,000,000	74,947,222
0.32%	1/22/13	1/22/13	50,000,000	49,976,889
0.37%	12/17/12	12/17/12	94,000,000	93,984,542
				258,877,653
Leasing & Factoring—7.6%
American Honda Finance Corp.:
0.34%[1]	2/8/13	11/8/13	53,500,000	53,500,000
0.39%[1]	2/2/13	8/2/13	56,000,000	56,000,000
0.58%[1]	1/17/13	1/17/13	16,000,000	16,000,000
0.63%[1]	12/19/12	12/19/12	50,000,000	50,000,000
Toyota Motor Credit Corp.:
0.31%	7/16/13	7/16/13	60,000,000	59,882,717
0.31%	7/17/13	7/17/13	50,000,000	49,901,833
0.54%[1]	1/13/13	1/14/13	90,000,000	90,000,000
0.59%[1]	12/17/12	12/17/12	94,400,000	94,400,000
				469,684,550
Municipal—7.0%
AARP Nts., Series 2001, 0.25%[1]	12/7/12	12/7/12	50,000,000	50,000,000
Baltimore, MD General Obligation Bonds, Series 2003C, 0.17%[1]	12/7/12	12/7/12	9,965,000	9,965,000
Calhoun Cnty. Navigation District Solid Waste Disposal Revenue Bonds, Formosa Plastics Corp., Series 2001, 0.20%[1]	12/7/12	12/7/12	12,500,000	12,500,000
Calhoun Port Authority, TX Revenue Bonds, Formosa Plastics Corp. America, Series 2012, 0.20%[1]	12/7/12	12/7/12	50,000,000	50,000,000

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	11

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal Continued
Capital Market Access Co. LC Bonds, Carteret Investment Assn. LLC, Series 2008, 0.21%[1]	12/7/12	12/7/12	$6,960,000	$6,960,000
Charlotte, NC Certificates of Participation, NASCAR Hall of Fame Facilities, Series 09D, 0.21%[1]	12/7/12	12/7/12	95,830,000	95,830,000
District of Columbia Revenue Bonds, American Immigration Lawyers, Series 07, 0.23%[1]	12/7/12	12/7/12	11,845,000	11,845,000
Hillsborough Cnty., FL Industrial Development Authority Revenue Bonds, Tampa Metro Area YMCA Project, Series 2000, 0.21%[1]	12/7/12	12/7/12	14,100,000	14,100,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-1, 0.21%[1]	12/7/12	12/7/12	3,345,000	3,345,000
Johnson, TN Health & Education Facilities, Mountain States Health, Series 2007B-2, 0.19%[1]	12/7/12	12/7/12	17,480,000	17,480,000
Lewisburg, TN Industrial Development Board, Waste Management of Tennessee Project, Series 2003, 0.19%[1]	12/7/12	12/7/12	25,000,000	25,000,000
Macon-Bibb Cnty. Industrial Development Authority Revenue Bonds, Bass Pro Outdoor World, Series 2005, 0.31%[1]	12/7/12	12/7/12	19,200,000	19,200,000
MD Health & Higher Educational Facilities Authority, Villa Julie College, Series 2005, 0.19%[1]	12/7/12	12/7/12	19,150,000	19,150,000
OH Air Quality Development Authority, AK Steel Project, Series 2004B, 0.35%[1]	12/7/12	12/7/12	26,000,000	26,000,000
OH Higher Education Facilities Commission, Xavier University 2008 Project, Series B, 0.18%[1]	12/7/12	12/7/12	20,480,000	20,480,000
SC Jobs Economic Development Authority Bonds, South Atlantic Canners, Inc., Series 2001, 0.33%[1]	12/7/12	12/7/12	5,000,000	5,000,000
St. Paul, MN Bonds, Rivercentre Arena Project, Series 2009A, 0.21%[1]	12/7/12	12/7/12	16,500,000	16,500,000
Tift Cnty. Development Authority Industrial Development Revenue Bonds, Heatcraft Refrigeration Products, Series 2008B, 0.21%[1]	12/7/12	12/7/12	11,700,000	11,700,000
Trinitas Hospital Bonds, Series 2006, 0.21%[1]	12/7/12	12/7/12	13,555,000	13,555,000
				428,610,000
Personal Products—0.2%
Reckitt Benckiser Treasury Services plc, 0.46%[2]	12/11/12	12/11/12	10,750,000	10,748,626
Receivables Finance—15.5%
Alpine Securitization Corp.:
0.20%	12/3/12	12/3/12	60,000,000	59,999,300
0.20%	12/13/12	12/13/12	100,000,000	99,993,333
Barton Capital Corp., 0.34%[2]	3/4/13	3/4/13	166,200,000	166,200,000
Chariot Funding, LLC:
0.15%[2]	12/3/12	12/3/12	33,395,000	33,394,722
0.25%[2]	3/27/13	3/27/13	50,000,000	49,959,722
Gemini Securitization Corp., 0.21%[2]	12/27/12	12/27/12	20,011,000	20,007,965

12	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance Continued
Gotham Funding Corp.:
0.21%[2]	1/2/13	1/2/13	$50,000,000	$49,990,667
0.21%[2]	1/4/13	1/4/13	48,600,000	48,590,361
Jupiter Securitization Co. LLC:
0.17%[2]	12/3/12	12/3/12	37,773,000	37,772,643
0.24%[2]	12/21/12	12/21/12	50,000,000	49,993,333
0.25%[2]	1/7/13	1/7/13	26,000,000	25,993,319
0.25%[2]	3/6/13	3/6/13	38,000,000	37,967,911
Market Street Funding LLC:
0.19%[2]	12/20/12	12/20/12	63,647,000	63,640,618
0.21%[2]	1/22/13	1/22/13	34,700,000	34,689,474
Old Line Funding Corp.:
0.23%[2]	12/12/12	12/12/12	50,000,000	49,996,486
0.24%[2]	12/10/12	12/10/12	70,679,000	70,674,759
0.30%[2]	2/1/13	2/1/13	55,147,000	55,118,507
				953,983,120
Special Purpose Financial—13.2%
Concord Minutemen Cap. Corp. LLC:
0.27%	12/4/12	12/4/12	14,500,000	14,499,674
0.30%	1/7/13	1/7/13	100,000,000	99,969,167
0.30%	1/8/13	1/8/13	62,100,000	62,080,335
0.30%	1/9/13	1/9/13	32,000,000	31,989,600
0.32%	12/7/12	12/7/12	77,000,000	76,995,893
FCAR Owner Trust I:
0.25%	2/5/13	2/5/13	100,000,000	99,954,167
0.25%	2/7/13	2/7/13	22,500,000	22,489,375
FCAR Owner Trust II, 0.20%	12/6/12	12/6/12	66,900,000	66,898,142
Legacy Capital LLC, 0.32%	12/4/12	12/4/12	64,600,000	64,598,277
Lexington Parker Capital Co. LLC:
0.32%[2]	12/5/12	12/5/12	100,000,000	99,996,444
0.32%[2]	12/6/12	12/6/12	33,000,000	32,998,533
0.32%[2]	12/10/12	12/10/12	33,000,000	32,997,360
0.32%[2]	12/11/12	12/11/12	30,000,000	29,997,333
Northern Pines Funding LLC, 0.19%[3]	12/3/12	12/3/12	50,000,000	49,999,472
Ridgefield Funding Co. LLC, 0.46%	2/4/13	2/4/13	28,600,000	28,576,246
				814,040,018
Total Short-Term Notes/Commercial Paper (Cost $3,111,638,154)				3,111,638,154
U.S. Government Obligations—4.9%
U.S. Treasury Nts.:
0.38%	6/30/13	6/30/13	50,000,000	50,043,433
0.50%	11/15/13	11/15/13	50,000,000	50,136,722
1.00%	7/15/13	7/15/13	50,000,000	50,232,301
3.13%	8/31/13	8/31/13	50,000,000	51,086,237
3.38%	7/31/13	7/31/13	50,000,000	51,038,018
4.25%	8/15/13	8/15/13	50,000,000	51,420,718
Total U.S. Government Obligations (Cost $303,957,429)				303,957,429

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	13

STATEMENT OF INVESTMENTS    Unaudited / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Investment Company—2.5%
Prime Money Market Fund RBC Institutional, Cl. 1, 0.10%[4] (Cost $ 151,109,841)	12/1/12	12/1/12	$151,109,841	$151,109,841
Total Investments, at Value (Cost $6,162,557,793)			100.0%	6,162,557,793
Other Assets Net of Liabilities			0.0	2,766,719

Net Assets			100.0%	$6,165,324,512

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $1,390,275,835 or 22.55% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $49,999,472 or 0.81% of the Fund’s net assets as of November 30, 2012.

4. Rate shown is the 7-day yield as of November 30, 2012.

See accompanying Notes to Financial Statements

14	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES    November 30, 2012 / Unaudited

Assets
Investments, at value (cost $6,162,557,793)—see accompanying statement of investments	$6,162,557,793
Cash	899,458
Receivables and other assets:
Interest	3,065,803
Shares of beneficial interest sold	5,247
Other	279,548
Total assets	6,166,807,849
Liabilities
Payables and other liabilities:
Dividends	726,062
Trustees’ compensation	639,339
Shareholder communications	33,315
Transfer and shareholder servicing agent fees	30,103
Service plan fees	335
Other	54,183
Total liabilities	1,483,337
Net Assets	$6,165,324,512
Composition of Net Assets
Par value of shares of beneficial interest	$ 6,165,713
Additional paid-in capital	6,159,547,389
Accumulated net investment loss	(519,792)
Accumulated net realized gain on investments	131,202
Net Assets	$6,165,324,512
Net Asset Value Per Share
Class E:
Net asset value and redemption price per share (based on net assets of $5,493,537,055 and 5,493,825,495 shares of beneficial interest outstanding)	$1.00
Class L Shares:
Net asset value and redemption price per share (based on net assets of $661,904,536 and 662,019,864 shares of beneficial interest outstanding)	$1.00
Class P Shares:
Net asset value and redemption price per share (based on net assets of $9,882,921 and 9,867,743 shares of beneficial interest outstanding)	$1.00

See accompanying Notes to Financial Statements.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	15

STATEMENT OF OPERATIONS    For the Six Months Ended November 30, 2012 / Unaudited

Investment Income
Interest	$8,808,892
Dividends	82,368
Total investment income	8,891,260
Expenses
Management fees	3,023,331
Service plan fees—Class P	12,489
Transfer and shareholder servicing agent fees:
Class L	158,964
Class P	2,498
Shareholder communications:
Class E	13,600
Class L	45,833
Class P	1
Trustees’ compensation	85,295
Custodian fees and expenses	22,775
Administration service fees	750
Other	97,055
Total expenses	3,462,591
Less waivers and reimbursements of expenses	(9,991)
Net expenses	3,452,600
Net Investment Income	5,438,660
Net Realized Gain on Investments	21,745
Net Increase in Net Assets Resulting from Operations	$5,460,405

See accompanying Notes to Financial Statements.

16	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended November 30, 2012 (Unaudited)	Year Ended May 31, 2012
Operations
Net investment income	$5,438,660	$12,247,403
Net realized gain	21,745	109,457
Net increase in net assets resulting from operations	5,460,405	12,356,860
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class E	(5,089,389)	(11,320,507)
Class L	(396,716)	(1,095,024)
Class P	(4,461)	(7,201)
	(5,490,566)	(12,422,732)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class E	134,572,445	(1,721,021,847)
Class L	84,086,717	(302,132,335)
Class P	2,741	(426,878)
	218,661,903	(2,023,581,060)
Net Assets
Total increase (decrease)	218,631,742	(2,023,646,932)
Beginning of period	5,946,692,770	7,970,339,702
End of period (including accumulated net investment loss of $519,792 and $467,886, respectively)	$6,165,324,512	$5,946,692,770

See accompanying Notes to Financial Statements.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	17

FINANCIAL HIGHLIGHT

	Six Months Ended November 30, 2012	Year Ended May 31,
Class E	(Unaudited)	2012	2011		2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income from investment operations—net investment income and net realized gain[1]	— [2]	— [2]	—	[2]	— [2]	.02	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	— [2]	—	[2]	— [2]	(.02)	(.05)
Distributions from net realized gain	—	—	—	[2]	—	— [2]	—
Total dividends and/or distributions to shareholders	— [2]	— [2]	—	[2]	— [2]	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return[3]	0.10%	0.19%	0.23%		0.28%	1.96%	4.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,493,537	$5,358,991	$7,080,092		$5,285,125	$6,608,401	$5,697,092
Average net assets (in thousands)	$5,401,628	$6,085,688	$5,984,276		$5,755,335	$5,649,134	$5,462,546
Ratios to average net assets:[4]
Net investment income	0.19%	0.18%	0.22%		0.28%	1.89%	4.55%
Total expenses	0.11%	0.11%	0.11%		0.12%	0.13%	0.11%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.11%	0.11%	0.11%		0.12%	0.13%	0.11%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

	Six Months Ended November 30, 2012	Year Ended May 31,
Class L	(Unaudited)	2012	2011		2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income from investment operations—net investment income and net realized gain[1]	— [2]	— [2]	—	[2]	— [2]	.02	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	— [2]	—	[2]	— [2]	(.02)	(.05)
Distributions from net realized gain	—	—	—	[2]	—	— [2]	—
Total dividends and/or distributions to shareholders	— [2]	— [2]	—	[2]	— [2]	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return[3]	0.06%	0.12%	0.17%		0.23%	1.95%	4.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$661,905	$577,822	$879,941		$763,826	$1,457,981	$753,342
Average net assets (in thousands)	$636,327	$891,161	$948,365		$1,766,105	$1,219,384	$443,323
Ratios to average net assets:[4]
Net investment income	0.12%	0.12%	0.17%		0.23%	1.97%	3.93%
Total expenses	0.17%	0.17%	0.17%		0.17%	0.15%	0.12%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.17%	0.17%	0.17%		0.17%	0.14%	0.12%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	19

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended November 30, 2012	Year Ended May 31,
Class P	(Unaudited)	2012	2011	2010	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations—net investment income and net realized gain[1]	— [2]	— [2]	—[2]	— [2]	.02	.05
Dividends and/or distributions to shareholders:
Dividends from net investment income	— [2]	— [2]	—[2]	— [2]	(.02)	(.05)
Distributions from net realized gain	—	—	—[2]	—	— [2]	—
Total dividends and/or distributions to shareholders	— [2]	— [2]	—[2]	— [2]	(.02)	(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[3]	0.05%	0.09%	0.13%	0.18%	1.88%	4.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,883	$9,880	$10,307	$8,252	$17,823	$939
Average net assets (in thousands)	$9,991	$8,150	$8,974	$12,254	$139,489	$517
Ratios to average net assets:[4]
Net investment income	0.09%	0.09%	0.12%	0.19%	2.26%	3.78%
Total expenses	0.41%	0.40%	0.41%	0.53%	0.39%	2.14%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.21%	0.20%	0.21%	0.22%	0.18%	0.20%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

20	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Institutional Money Market Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek current income and stability of principal. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of November 30, 2012, approximately 96% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class E, Class L and Class P shares. Class E and Class L shares are sold at net asset value per share without any initial sales charge. Class E shares are only offered to other Oppenheimer Funds, the Manager and their affiliates. Class P shares will normally be sold at net asset value per share without any initial sales charge and are subject to a service plan. Class L and Class P shares are offered directly to institutional investors and may only be sold through an investment professional. Brokers or other investment professionals that offer Class L and Class P shares may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year end May 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	21

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

November 30, 2012, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$34,576
Payments Made to Retired Trustees	—
Accumulated Liability as of November 30, 2012	353,794

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

22	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	23

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

24	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of November 30, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$1,728,900,328	$—	$1,728,900,328
Direct Bank Obligations	—	866,952,041	—	866,952,041
Short-Term Notes/Commercial Paper	—	3,111,638,154	—	3,111,638,154
U.S. Government Obligations	—	303,957,429	—	303,957,429
Investment Company	151,109,841	—	—	151,109,841

Total Assets	$151,109,841	$6,011,447,952	$—	$6,162,557,793

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended November 30, 2012		Year Ended May 31, 2012
	Shares	Amount	Shares	Amount
Class E
Sold	16,975,081,560	$16,975,081,560	38,320,419,740	$38,320,419,740
Dividends and/or distributions reinvested	784,869	784,869	1,443,202	1,443,202
Redeemed	(16,841,293,984)	(16,841,293,984)	(40,042,884,789)	(40,042,884,789)

Net increase (decrease)	134,572,445	$134,572,445	(1,721,021,847)	$(1,721,021,847)

Class L
Sold	12,328,770,255	$12,328,770,255	32,553,940,726	$32,553,940,726
Dividends and/or distributions reinvested	316,493	316,493	666,065	666,065
Redeemed	(12,245,000,031)	(12,245,000,031)	(32,856,739,126)	(32,856,739,126)

Net increase (decrease)	84,086,717	$84,086,717	(302,132,335)	$(302,132,335)

Class P
Sold	1,600,000	$1,600,000	3,273,200	$3,273,200
Dividends and/or distributions reinvested	2,741	2,741	3,922	3,922
Redeemed	(1,600,000)	(1,600,000)	(3,704,000)	(3,704,000)

Net increase (decrease)	2,741	$2,741	(426,878)	$(426,878)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.10%.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	25

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

4. Fees and Other Transactions with Affiliates Continued

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended November 30, 2012, the Fund paid $157,126 to OFS for services to the Fund.

Service Plan for Class P Shares. The Fund has adopted a Service Plan (the “Plan”) for Class P shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class P shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class P shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class P shares. Any unreimbursed expenses the Distributor incurs with respect to Class P shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Expenses after waivers, payments and/or reimbursements and reduction to custodian fees” (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles: (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares and 0.24% for Class P shares calculated on the daily net assets of the Fund.

The Manager has also voluntarily undertaken to waive management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield.

The Distributor has voluntarily undertaken to waive the fees payable under the Service Plan for Class P shares so that those fees are limited to 0.05% of the average annual net assets for Class P shares of the Fund. For the six months ended November 30, 2012, the Distributor waived $9,991 for Class P shares.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

26	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

5. Subsequent Event

The Board of Trustees of the Fund recently approved a series of modifications to the Fund’s investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”). As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, became the investment adviser and transfer agent to the Fund under the terms of the Fund’s advisory agreement and transfer agency agreement, respectively. OFI Global, in turn, entered into a new sub-advisory agreement for the Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund. In addition, on the Effective Date, OFI Global entered into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Fund.

The realignment of advisory service responsibility between OFI Global and OFI did not result in any change in the persons managing the assets of the Fund, the level or nature of the advisory services provided to the Fund, or the fees charged to the Fund.

6. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s Adviser through December 31, 2012 and Sub-Adviser effective January 1, 2013, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	27

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Pending Litigation Continued

Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

28	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	29

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Carol Wolf and Christopher Proctor, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of all institutional money market funds. The Board noted that the one-year, three-year, and five-year performance was better than its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and all other institutional money market funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive fees and/or reimburse the Fund for certain expenses in order to limit Total Annual Fund Operating Expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled

30	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

investment vehicles; (iii) certain other expenses attributable to, and incurred as a result of, a Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business) to annual rates of 0.15% for Class E shares, 0.19% for Class L shares, and 0.24% for Class P shares as calculated on the daily net assets of the Fund. The Manager has also voluntarily undertaken to waive the management fees and/or reimburse expenses (but not below zero) to the extent necessary to assist the Fund in attempting to maintain a positive yield. There is no guarantee that the Fund will maintain a positive yield. These waivers may be amended or withdrawn at any time without prior notice to shareholders. The Board noted that the Fund’s actual and contractual management fees and total expenses were lower than its expense group median and its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”),

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	31

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

32	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	33

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Trustees and Officers

Brian F. Wruble, Chairman of the Board of Trustees and Trustee

David K. Downes, Trustee

Matthew P. Fink, Trustee

Phillip A. Griffiths, Trustee

Mary F. Miller, Trustee

Joel W. Motley, Trustee

Joanne Pace, Trustee/Advisory Board Member

Mary Ann Tynan, Trustee

Joseph M. Wikler, Trustee

Peter I. Wold, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Carol E. Wolf, Vice President

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

34	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND	35

PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

36	OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0647.001.1112 January 18, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Institutional Money Market Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	1/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	1/9/2013